UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Greenbacker Renewable Energy Company LLC

(Name of Registrant as Specified In Its Charter)

________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Greenbacker Renewable Energy Company LLC
230 Park Avenue, Suite 1560
New York, NY 10169

Dear Member:

You are cordially invited to attend the 2022 Annual Meeting of Members (the “Annual Meeting”) of Greenbacker Renewable Energy Company LLC (the “Company”), to be held virtually at 9:00 A.M., Eastern time, on May 31, 2022. The meeting can be accessed by visiting www.proxypush.com/greenbacker, where you will be able to listen to the meeting live and vote online.

The Notice of 2022 Annual Meeting of Members and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked: (i) to elect seven directors of the Company, who will each serve for a term of one year, or until his/her successor is duly elected and qualified; and (ii) to transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

It is important that your membership interests in the Company (the “Shares”) be represented at the Annual Meeting regardless of the number of Shares you hold. If you are unable to attend the Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided or vote via the Internet at the Company’s electronic voting site at www.proxypush.com/greenbacker. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

To attend the Annual Meeting you must register in advance, using your control number and other information, at www.proxypush/greenbacker prior to the deadline of May 27, 2022 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting.

The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time on May 31, 2022. Online access will open approximately at 8:45 a.m. Eastern Time, and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be listed on the email you will receive after completing your registration.

Sincerely,

/s/ Charles Wheeler
Charles Wheeler
President & Chief Executive Officer

May 11, 2022
New York, New York

Greenbacker Renewable Energy Company LLC
230 Park Avenue, Suite 1560
New York, NY 10169

NOTICE OF 2022 ANNUAL MEETING OF MEMBER
TO BE HELD ON MAY 31, 2022

Notice is hereby given that the 2022 Annual Meeting of Members (the “Annual Meeting”) of Greenbacker Renewable Energy Company LLC (the “Company”) will be held virtually by visiting www.proxypush.com/greenbacker on May 31, 2022, at 9:00 A.M., Eastern Time, to consider and act upon the following:

1.	To elect the seven members to the Company’s Board of Directors to hold office until the next annual meeting of members or until their respective successors have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a member of record at the close of business on April 1, 2022 (the “Record Date").

To attend the Annual Meeting, you must register in advance, using your control number and other information, at www.proxypush/greenbacker prior to the deadline of May 27, 2022 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting.

The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time on May 31, 2022. Online access will open approximately at 8:45 a.m. Eastern Time, and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be listed on the email you will receive after completing your registration.

If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed, postage-prepaid envelope provided or vote via the Internet at the Company’s electronic voting site at www.proxypush.com/greenbacker. Please refer to the voting instructions provided on your proxy card or on the electronic voting site, as applicable. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares are contained in the Proxy Statement and your proxy card. The Company has enclosed a copy of the Proxy Statement, the proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.greenbackercapital.com/greenbacker-renewable-energy-company.

Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting.

By Order of the Board of Directors,

/s/ Charles Wheeler
Charles Wheeler
President & Chief Executive Officer

May 11, 2022
New York, New York

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF MEMBERS TO BE HELD ON MAY 31, 2022.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR
THE FISCAL YEAR ENDED DECEMBER 31, 2021 ARE AVAILABLE AT
www.greenbackercapital.com/greenbacker-renewable-energy-company.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN
ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE
OR VOTE VIA THE INTERNET AT THE ELECTRONIC VOTING SITE AT
WWW.PROXYPUSH.COM/GREENBACKER.

Greenbacker Renewable Energy Company LLC
230 Park Avenue, Suite 1560
New York, NY 10169

PROXY STATEMENT

ANNUAL MEETING OF MEMBERS
TO BE HELD ON MAY 31, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Greenbacker Renewable Energy Company LLC, a Delaware limited liability company (the “Company”), for use at the 2022 Annual Meeting of Members of the Company (the “Annual Meeting”) to be held virtually at 9:00 A.M., Eastern Time, on Tuesday, May 31, 2022. The meeting can be accessed by visiting proxypush.com/greenbacker where you will be able to listen to the meeting live and vote online.

This Proxy Statement and the accompanying materials are being mailed to members as of the Record Date and are available at www.greenbackercapital.com/greenbacker-renewable-energy-company.

The Company’s Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only members of record as of the Record Date are entitled to receive notice of the Annual Meeting and to vote the shares of the Company’s limited liability company interests (the “Shares”) that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 177,189,490 Shares outstanding. Each Share entitles its holder to one vote at the Annual Meeting.

What is the quorum requirement?

A quorum of members is necessary to hold a valid meeting. Pursuant to the Company’s operating agreement, a quorum will be present if at least a majority of the outstanding Shares entitled to vote are represented by members present at the Annual Meeting or by proxy. On the Record Date, there were 177,189,490 Shares outstanding and entitled to vote. Thus, 88,594,746 Shares must be represented by members present at the Annual Meeting or by proxy to have a quorum.

Your Shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

What is a proxy?

A proxy is a person you appoint to vote your Shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your Shares may be voted. If you vote by proxy, you will be designating Richard C. Butt as your proxy. Mr. Butt may act on your behalf and have the authority to appoint a substitute to act as your proxy.

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How do I vote?

Whether you hold Shares directly as the member of record or indirectly as the beneficial owner of Shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for Shares you hold in street name, by submitting voting instructions to your broker or nominee. You can vote by mail or by Internet. You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For Shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided. If you want to vote via the Internet, please go to the electronic voting site at www.proxypush.com/greenbacker and follow the on-line instructions. If you vote by the Internet, you do not need to return your proxy card.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Share you own as of the Record Date.

Is my vote confidential?

Yes. All votes remain confidential, unless you provide otherwise.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your Shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date;

•	You may send a letter of revocation to the Company at 230 Park Avenue, Suite 1560, New York, NY 10169, Attention: Annual Meeting of Members’ Election Official; or

•	You may virtually attend the Annual Meeting and notify the election official at the Annual Meeting that you wish to revoke your proxy and vote during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your Shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted:

•	“FOR” the election of each of the seven nominees named herein to serve on the Board of Directors of the Company.

How many votes are needed to approve each proposal?

Proposal No. 1: For the election of directors, the seven nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome. Dissenters’ rights are not applicable to the matters being voted upon.

How can I find out the results of the voting at the Annual Meeting?

The Company will announce preliminary voting results at the Annual Meeting. The Company will also disclose voting results on a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), within four business days after the Annual Meeting.

Who is paying for this proxy solicitation?

The Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by the Company’s directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

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CORPORATE GOVERNANCE MATTERS

Board of Directors

The Company’s Board of Directors includes seven directors. Effective upon the election of directors at the Annual Meeting, our Board of Directors will include the following members:

Name	Age	Position
Robert Brennan	60	Director
David Sher	58	Director
Charles Wheeler	61	Chief Executive Officer, President and Director
Kathleen Cuocolo	70	Independent Director
Cynthia Curtis	62	Independent Director
Robert Herriott	52	Independent Director
David M. Kastin	54	Independent Director

Biographical Information of Director Nominees

Robert Brennan. Mr. Brennan has served as a member of our Board of Directors since May 2019. Mr. Brennan has served as Co-Chair of the Board of Directors of Greenbacker Group LLC and as a non-executive officer of Greenbacker Capital Management LLC since December 1, 2017. Mr. Brennan was previously a Senior Managing Director and Head of Guggenheim Partners Commercial Real Estate Finance Group where from 2010 to 2017 he built a national commercial mortgage loan origination, servicing and asset management business responsible for nearly $10 billion of loans for client investment portfolios. Additionally, Mr. Brennan was an executive member and founding investor of Pillar Financial, Guggenheim’s GSE licensed lending, mortgage banking, and servicing affiliate which was sold to SunTrust Bank in late 2016. During his 34-year Wall Street career, Mr. Brennan spent the last 26 years focused on real estate in which he played a wide range of roles including trading, origination, structuring and banking, and asset management. Mr. Brennan was involved with a broad array of property and project types ranging from conventional incoming producing to project-based transactions. Prior to Guggenheim, he was the Global Head of Credit Suisse’s Real Estate Finance and Securitization Group which was a dominant global leader in the commercial real estate finance industry. Mr. Brennan joined Credit Suisse in November 2000 when it was merged with Donaldson, Lufkin and Jenrette (“DLJ”), where he was a Managing Director and Head of the Commercial Mortgage Group. Mr. Brennan held previous positions at UBS Securities and L.F. Rothschild and started his career in 1983 with E.F. Hutton where he was an Associate in the Investment Banking Division. Mr. Brennan is a graduate of the University of Vermont and holds an M.B.A. from New York University. He is a member of the Board of Directors of the Commercial Real Estate Finance Council where he chairs the long-range planning and investment committee. He is also a member of the Board of Directors of CRE Finance Council.

David Sher. Mr. Sher has served as a member of our Board of Directors since our inception. Mr. Sher has served as Chief Executive Officer and a Senior Managing Director of Greenbacker Capital Management LLC and Co-Chief Executive Officer of Greenbacker Group LLC since August 2012 (having served as a Managing Director of Greenbacker Group LLC since February 2011), as well as a member of Greenbacker Capital Management LLC’s investment committee. Prior to joining our company, Mr. Sher was a senior adviser at Prospect Capital Management L.P., a mezzanine debt and private equity firm that manages a publicly traded, closed-end, dividend-focused investment company, from June 2009 to January 2011. Prior to joining Prospect Capital, Mr. Sher was a serial entrepreneur founding a number of ventures in the financial services and brokerage industry. In 2002, Mr. Sher was a founder and Managing Director of ESP Technologies, a leading provider of financial software and services to institutional asset managers and hedge funds. In May of 2007, that company was sold to a group of investors. Prior to co-founding ESP, Mr. Sher was a founder and CEO of an online brokerage company, ElephantX dot com Inc. Additionally, in September 1997, he co-founded, developed and managed Lafayette Capital Management LLC, a statistical arbitrage hedge fund. Mr. Sher also spent six years at Bear Stearns where he developed trading ideas and strategies for correspondent clearing customers from 1991 to 1997. Mr. Sher holds a Masters of International Affairs from Columbia University and Bachelor of Arts in Political Science from Rutgers University. Mr. Sher was selected to serve as a director because he is our advisor’s Chief Executive Officer and has over 20 years of executive experience in various areas, having previously served as founder and CEO of several companies, including two broker-dealers. He has substantial private equity and investing experience involving originated loan transactions, including serving as a senior adviser at Prospect Capital Corporation, a publicly traded business development company (NASDAQ: PSEC). He also has experience working in the renewable energy sector, including a transaction involving the proposed sale of a 28MW biomass power plant to a private equity firm. David Sher is the brother of Robert Sher, a Managing Director of Greenbacker Capital Management LLC.

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Charles Wheeler. Mr. Wheeler has served as our Chief Executive Officer, President, and as a member of our Board of Directors since our inception. Mr. Wheeler has also served as President of Greenbacker Capital Management LLC and Co-Chief Executive Officer of Greenbacker Group LLC since August 2012 (having served as a Managing Director of Greenbacker Group LLC since August 2011). Mr. Wheeler is a veteran of the investment banking industry having spent 24 years, from 1987 to January 2011, with the Macquarie Group, one of Australia’s leading investment banks. During that time, Mr. Wheeler held several senior positions with the Macquarie Group, including Head of Financial Products for North America from 2007 to January 2009 and Head of Renewables for North America from September 2007 to December 2010. From 1998 to August 2007, Mr. Wheeler was a Director of the Financial Products Group at Macquarie in Australia with responsibility for the development, distribution and ongoing management of a wide variety of retail financial products, including REITs, infrastructure bonds, international investment trusts and diversified domestic investment trusts. Prior to joining Macquarie, Mr. Wheeler was a tax manager with Touche Ross & Co. in Australia (which was merged into KPMG in Australia). Mr. Wheeler holds a Bachelor of Economics from Sydney University and is a member of the Institute of Chartered Accountants of Australia. Mr. Wheeler was selected to serve as a director because he is our Chief Executive Officer and has significant knowledge of, and relationships within, the project and structured finance industry and the renewable energy sector due to his numerous positions with the Macquarie Group. Mr. Wheeler also brings his extensive background in project and structured finance to bear on the renewables sector. He has experience working in the solar and wind energy sectors while at Macquarie, including a transaction involving the purchase and subsequent management of a large portfolio of distributed solar assets located in California, the consideration of several proposals to invest equity into solar thermal power plants across the Southwest, the acquisition of a wind developer in Texas, and the evaluation of numerous wind development opportunities across Canada and the United States. Furthermore, during his tenure at Macquarie, Mr. Wheeler participated in several other renewable energy resource transactions, including a proposal to invest equity into a significant unlisted geo-thermal developer based in Nevada.

Kathleen Cuocolo. Ms. Cuocolo has served as one of our independent directors since July 2013 . Since 2022, Ms. Cuocolo has also served as a member of the Board of Directors of Monterey Capital Acquisition Corporation, a newly organized company formed for the purpose of pursuing an initial business combination in the clean transition sector. Until 2021 she served as the President of Syntax, LLC, a company that has created a new class of equity indices — Syntax Stratified Indices. She is responsible for overseeing the business and infrastructure development at Syntax of a family of Stratified IndicesTM and Stratified FundsTM. Ms. Cuocolo was formerly Managing Director, Head of Global ETF Accounting and Administration at Bank of New York Mellon from April 2008 until March 2013. Prior to Bank of New York Mellon, she was President of Cuocolo & Associates from January 2004 through March 2008 where she specialized in board governance services. From September 1982 through July 2003, Ms. Cuocolo served as Executive Vice President of State Street Corporation where she was also Head of US Fund Administration Services and the founder of Exchange Traded Fund Services. In addition, Ms. Cuocolo has served as independent director of Guardian Life Mutual Funds from June 2006 through their acquisition by RS Investments in December 2007, Chairperson of Select Sectors SPDR Trust from August 2000 through October 2007, trustee of SPDR Trust from January 1993 through July 2003, President and Director of The China Fund from September 1999 through July 2003 and President of the State Street Master Funds from January 2000 through July 2003. Ms. Cuocolo was selected to serve as an independent director based upon her extensive experience in financial service administration and as an investor.

Cynthia Curtis. Ms. Curtis has served as one of our independent directors since May 2019 and is currently Corporate Sustainability Officer, Americas for Jones Lang LaSalle (“JLL”), a Fortune 200 commercial real estate services company. She is responsible for elevating JLL’s sustainability program, delivering against its net-zero carbon target, as well as managing its climate risk reporting in line with the Taskforce on Climate-Related Financial Disclosures (TCFD) recommendations. Ms. Curtis also collaborates with the Investor Relations team to ensure its investors have a more complete understanding of JLL’s competencies, goals and impacts. She represents the company on the World Green Building Council’s Corporate Advisory Board. Previously, Curtis has worked in the public, private and non-profit sectors, including Ceres, CA Technologies, where she served as Vice President and Chief Sustainability Office, and EMC (now Dell), where she was Senior Director, Services Marketing. She lives in the Boston area, is a member of the New England Women in Energy and the Environment, chairs the Wellesley Village Church Energy Committee, and built one of the region’s first gold LEED-certified residences. Ms. Curtis was selected to serve as an independent director based on her extensive experience in marketing and sustainability.

Robert Herriott. Mr. Herriott has served as one of our independent directors since July 2013. He founded RBT Public Affairs Group in January 2009. Mr. Herriott has worked in public affairs since 1994 serving in various political, legislative, and governmental liaison roles. In his capacity with RBT Public Affairs Group, Mr. Herriott has been involved with legislative and regulatory issues concerning FATCA, the Dodd-Frank Act, and Investment Management Operational Due Diligence, among others including Green Energy Initiatives and Healthcare. Prior to

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forming RBT Public Affairs Group, Mr. Herriott served from January 2007 to April 2009 as an internal advisor to the Toy Industry Association assisting in the legislative and regulatory reform of the industry, and harmonizing manufacturing standards between the United States, China and the European Union. Mr. Herriott has testified before legislative bodies regarding pending legislation, and spoken throughout the U.S. and internationally on how to interact with government, communication strategy, the U.S. legislative process, and specific industry issues pending before governmental entities. Mr. Herriott continues to advise clients on macro and micro governmental and political risk analysis, as well as reputation management and public affairs campaigns. Mr. Herriott was selected to serve as an independent director based on his extensive experience with legislative and regulatory issues, and with federal government energy initiatives, in particular. Since joining the Company as an independent director, Mr. Herriott has earned a certificate in Energy Innovation and Emerging Technologies from Stanford University and a Directorship Certification from the National Association of Corporate Directors.

David M. Kastin. Mr. Kastin has served as one of our independent directors since July 2013. Since August 2020, he has been General Counsel and Corporate Secretary of Clever Leaves Holdings Inc. From August 2015 through January 2020, he was Senior Vice President, General Counsel and Corporate Secretary of Vitamin Shoppe, Inc. From August 2007 through August 2015, Mr. Kastin was Senior Vice President-General Counsel and Corporate Secretary of Town Sports International Holdings, Inc. From March 2007 through July 2007, Mr. Kastin was Senior Associate General Counsel and Corporate Secretary of Sequa Corporation, a diversified manufacturer. From March 2003 through December 2006, Mr. Kastin was in-house counsel at Toys “R” Us, Inc., most recently as Vice President — Deputy General Counsel. From 1996 through 2003, Mr. Kastin was an associate in the corporate and securities departments at several prominent New York law firms, including Bryan Cave LLP. From September 1992 through October 1996, Mr. Kastin was a Staff Attorney in the Northeast Regional Office of the U.S. Securities and Exchange Commission. Mr. Kastin was selected to serve as an independent director based on his extensive experience in corporate governance and as a strategic advisor to publicly-traded companies.

There is no family relationship between and among any of the Company’s executive officers or directors.

The Company’s Board of Directors held 20 meetings during the fiscal year ended December 31, 2021. Each director attended all of the board meetings during 2021 except for Robert Brennan and each director attended all of the meetings of the committee(s) of which he/she was a member, if any, during 2021. The Company does not have a written policy on board attendance at annual meetings of members.

Risk Oversight and Board Leadership Structure

Through its direct oversight role, and indirectly through its committees, the Board of Directors performs a risk oversight function for the Company consisting of, among other things, the following activities: (i) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (ii) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (iii) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; and (iv) meeting with, or reviewing reports prepared by, the representatives of the Company’s key service providers, including its investment adviser, administrator, distributor and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto.

Charles Wheeler serves as the Company’s chief executive officer as well as chairman of the Company’s Board of Directors. The Board of Directors believes that Mr. Wheeler is the director with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the Company’s Board of Directors. While the Board of Directors does not currently have a lead independent director, the Board of Directors, after considering various factors, has concluded that its structure of seven directors, four of whom are independent, is appropriate at this time. As the Company’s assets increase, the Board of Directors will continue to monitor the Company’s structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Committees of the Board of Directors

The entire Board of Directors considers all major decisions concerning the Company’s business. However, the Company’s operating agreement provides that the Company’s Board of Directors may establish such committees as the Board of Directors believes appropriate. The Company’s Board of Directors will appoint the members of the committee in its discretion, provided a majority of the members of the audit committee of the Board of Directors (the “Audit Committee”) must be comprised of independent directors. In addition, the Board of Directors has established a Nominating/Corporate Governance Committee, as described below.

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Audit Committee

The members of the Audit Committee are Kathleen Cuocolo, Robert Herriott, David M. Kastin, and Cynthia Curtis, all of whom are independent directors. The Company’s independent directors are “independent” as such term is defined in NASDAQ Listing Rule 5605(a)(2). The Audit Committee assists the Company’s Board of Directors in overseeing:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent auditors; and

•	the performance of the Company’s independent auditors and its internal audit function.

Kathleen Cuocolo chairs the Company’s Audit Committee and serves as the “audit committee financial expert,” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee operates pursuant to a written charter and meets periodically, as necessary. A copy of the Audit Committee’s charter is available on the Company’s website: www.greenbackercapital.com/greenbacker-renewable-energy-company. The Audit Committee met four times during the fiscal year ended December 31, 2021. Each of the then-members of the Audit Committee attended all such meetings.

Nominating/Corporate Governance Committee

The members of the Company’s standing Nominating/Corporate Governance Committee are Charles Wheeler, David Sher, Robert Herriott, Cynthia Curtis, and Robert Brennan. Robert Herriott and Cynthia Curtis are the independent directors on the committee. The Nominating/Corporate Governance Committee operates pursuant to a charter approved by the Company’s Board of Directors and meets periodically, as necessary. The charter sets forth the responsibilities of the Nominating/Corporate Governance Committee, including (i) assisting the Board of Directors in the oversight of corporate governance principles, policies and procedures; (ii) identifying qualified candidates for Board of Directors and committee membership and recommending to the Board of Directors nominees to be voted on at the annual meeting of members; and (iii) developing and recommending to the Board of Directors, and assisting the Board of Directors in implementing, a set of corporate governance principles applicable to the Company. A copy of the Nominating/Corporate Governance Committee’s charter is available on the Company’s website: www.greenbackercapital.com/greenbacker-renewable-energy-company. The Nominating/Corporate Governance Committee met three times during the fiscal year ended December 31, 2021. Each of the then-members of the Nominating/Corporate Governance Committee attended all of such meetings.

Robert Herriott chairs the Nominating/Corporate Governance Committee.

The Nominating/Corporate Governance Committee considers candidates suggested by its members and other directors, as well as the Company’s management and members. A member who wishes to recommend a prospective nominee for the Board of Directors must provide notice to the Company’s corporate secretary in accordance with the requirements set forth in the Company’s operating agreement, the Nominating/Corporate Governance Committee charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to

Richard Butt, Corporate Secretary, Greenbacker Renewable Energy Company LLC, 230 Park Avenue, Suite 1560, New York, NY 10169. To have a candidate considered by the Nominating/Corporate Governance Committee, a member must submit the recommendation in writing and must include the following information:

•	The name of the member and evidence of the person’s ownership of Shares, including the number of Shares owned and the length of time of the ownership;

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating/Corporate Governance Committee and nominated to the Board of Directors; and

•	If requested by the Nominating/Corporate Governance Committee, a completed and signed Director’s Questionnaire.

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The Board of Directors and the Nominating/Corporate Governance Committee do not currently have a policy in place with regard to the consideration of diversity in identifying director nominees.

Compensation Committee

The Company does not have a standing compensation committee because its executive officers do not receive any direct compensation from the Company. Our Board of Directors, as a whole, participates in the consideration of director compensation and decisions on director compensation are based on, among other things, a review of comparable peer companies.

Compensation of Directors

The Company’s independent directors receive annual cash and non-cash compensation, consisting of 80% in cash and 20% in an allocation of Class P-I shares. In addition, the independent directors receive an annual cash payment of $5,000 to pay a portion of income taxes on the grant of Class P-I shares for that year. Currently, the independent directors receive (1) annual cash compensation of $105,000 (including the tax-related cash payment) and (2) an annual grant of $26,250 in Class P-I shares. In addition, for fiscal year ending December 31, 2021, the chairman of the Audit Committee received an annual fee of $10,000 for his/her additional services in this capacity. Effective April 1, 2022, the chairman of the Audit Committee will receive a pro-rated annual fee of $20,000 for his/her additional services in this capacity for fiscal year ending December 31, 2022. The Company purchases directors’ and officers’ liability insurance on behalf of its directors and officers.

The following table sets forth the compensation paid by the Company to the independent directors for the fiscal year ended December 31, 2021:

Name	Fees Paid in Cash	Fees Paid in Shares
Kathleen Cuocolo	$115,000	$26,250
Cynthia Curtis	$105,000	$26,250
Robert Herriott	$105,000	$26,250
David Kastin	$105,000	$26,250

Messrs. Sher, Brennan and Wheeler do not receive any compensation for their service as directors.

Compensation of Executive Officers

None of the Company’s executive officers received any compensation for their service as executive officers. The Company does not currently have any employees. Services necessary for the Company’s business are provided by individuals who are officers of the Company’s advisor, Greenbacker Capital Management LLC (“GCM”) or by individuals who were contracted by GCM to work on behalf of the Company, pursuant to the terms of the advisory agreement with GCM or the Company’s administration agreement with Greenbacker Administration LLC (the “Administrator”). Each of the Company’s executive officers is an officer of GCM, and the day-to-day investment operations and administration of the Company’s portfolio are managed by GCM. In addition, the Company reimburses the Administrator for the Company’s allocable portion of expenses incurred by the Administrator in performing its obligations under the administration agreement, excluding the allocable portion of the cost of the Company’s officers.

Compensation Committee Interlocks and Insider Participation

No compensation committee exists, and no deliberations occurred with respect to executive compensation, as no executive officers will receive any compensation for their service as executive officers.

Member Communications to the Board of Directors

Members may contact an individual director, the Board of Directors as a group, or a specified board committee or group, including the independent directors as a group, by writing to the following address:

Greenbacker Renewable Energy Company LLC
230 Park Avenue, Suite 1560
New York, NY 10169
Attn: Board of Directors

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Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Company will initially receive and process communications before forwarding them to the addressee. The Company generally will not forward to the directors a member communication that the Company determines to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about the Company.

Hedging Policy

If appropriate and desirable for a given electric market or Company project, our projects may have contracts to hedge future electricity prices to mitigate a portion of the risk of market price fluctuations they will encounter by selling power at variable or market prices. Additionally, we may seek to stabilize our financing costs as well as any potential decline in our investments by entering into derivatives, swaps or other financial products in an attempt to hedge our interest rate or foreign currency risk.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and each person who owns more than ten percent of a registered class of the Company’s equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s Shares and other equity securities. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on the written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a Reporting Person complied with all Section 16(a) filing requirements in a timely manner during such fiscal year.

Certain Relationships and Related Transactions

The Company’s Board of Directors oversees the Company’s management. However, the Company entered into the Fourth Amended and Restated Advisory Agreement dated July 1, 2021 among the Company, Greenbacker Renewable Energy Corporation and GCM (the “Advisor Agreement”), pursuant to which GCM is responsible for managing the Company on a day-to-day basis and identifying and making investments on the Company’s behalf. GCM is wholly owned by Greenbacker Group LLC, which is primarily owned by certain of the Company’s directors and/or officers.

As of the Record Date, April 1, 2022, through each of their ownership interests in Greenbacker Group LLC, Charles Wheeler, the Company’s Chief Executive Officer, President, and a member of the Company’s Board of Directors (Mr. Wheeler also serves as President of GCM), and David Sher, a member of the Company’s Board of Directors (Mr. Sher also serves as Chief Executive Officer of GCM), indirectly own an 8.41% and 5.42% interest, respectively, in GCM. In addition, the Company’s Chief Financial Officer, Richard Butt, is also a minority owner and officer of GCM. As a result, the advisory agreement between the Company and GCM was negotiated between related parties, and its terms, including fees and other amounts payable.

GCM’s services under the advisory agreement will not be exclusive, and GCM may furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with the Company, so long as its services to the Company are not impaired by the provision of such services to others, and provided further that GCM notifies the Company prior to being engaged to serve as an adviser to a fund or another company having a similar investment strategy.

The Company has entered into license agreements with Greenbacker Group LLC, the owner of GCM, pursuant to which it has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Greenbacker Renewable Energy Company LLC.” In addition, pursuant to the Company’s administration agreement with the Administrator, the Administrator provides the Company with administrative services including accounting, compliance and asset management services for all the Company’s investments. As of the date hereof, the Administrator has delegated certain of its administrative functions to US Bancorp Fund Services LLC as well as accounting for the Company’s investments to an independent firm that provides outsourced bookkeeping and accounting services. The Administrator may enter into similar arrangements with other third-party administrators as necessary in the future. While the Administrator performs the majority of asset management, accounting and oversight services for the Company’s investments, it is anticipated that the Administrator will continue to delegate certain administrative functions to third parties for the Company and its subsidiaries in order to recognize certain operational efficiencies for the benefit of the Company.

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In October 2020, Greenbacker Group LLC launched Greenbacker Development Opportunities Fund I, LP (“GDEV”) to make private equity and development capital investments in the sustainable infrastructure industry. On October 9, 2020, the Company made a $5,000,000 limited partner commitment to GDEV, which was increased to $6,075,000 in the fourth quarter of 2020. In April 2021, the commitment to GDEV increased to $7,500,000. As of December 31, 2021, $7,242,495 of the commitment was funded—the fair value of this investment was $7,580,119.

GDEV is an affiliate of the Company, as GDEV possesses the same investment advisor as GREC. The agreement between GDEV and the Company was negotiated at an arm’s length and contains standard terms and conditions that would be included in a third-party limited partnership agreement. However, as part of the agreement between GDEV and the Company, the Company was issued a membership interest in Greenbacker Development Opportunities GP I, LLC (“GDEV GP”), the general partner which provides for a 10% allocation of GDEV GP’s carried interest in GDEV. The Company’s Board of Directors, including a majority of independent directors, approved the Company’s investment in GDEV and the agreement with GDEV GP.

The Company’s operating agreement contains policies on transactions with affiliated persons. Pursuant to the terms of the operating agreement, our independent directors must review and approve transactions with affiliates.

Executive Officers

The following table provides information on our current executive officers.

Name	Age	Position
Charles Wheeler	61	Chief Executive Officer, President and Director
Richard C. Butt	66	Chief Financial Officer, Treasurer and Secretary

Charles Wheeler. Mr. Wheeler’s biography appears on page 4.

Richard C. Butt. Mr. Butt has served as our Chief Financial Officer since April 2014. Mr. Butt has held a variety of senior management positions for global investment and financial institutions. Most recently, from July 2012 to August 2013, he served as President and Chief Executive Officer of P3 Global Management LLC, a firm focused on investing in municipal infrastructure assets. From August 2006 to January 2011, he served as President of Macquarie Capital Investment Management LLC, with offices in New York and Sydney, Australia, responsible for administration, operations, finance, compliance, treasury, marketing, business operations and FX/cash management for portfolios domiciled in North America, Australia, Asia, Europe and the Caribbean. In addition, Mr. Butt served as Chief Financial and Accounting Officer for Macquarie Global Infrastructure Fund, a New York Stock Exchange listed closed end fund (NYSE: MGU). Prior to joining Macquarie, Mr. Butt served as President of Refco Alternative Investments LLC and Refco Fund Holdings LLC, the commodity pool businesses associated with Refco, Inc., from January 2003 to August 2006. In this capacity, Mr. Butt was responsible for the initial development and ongoing operations of numerous public and private commodity pools. During the period from 1990 through 2003, he served in various operational and financial capacities with multiple mutual/hedge fund third party administration firms. Earlier in his career, he served as Vice President at Fidelity Investments, where he was responsible for fund accounting and financial reporting for all equity and global mutual funds. Mr. Butt is a Certified Public Accountant (Inactive) previously working at major accounting firms such as PricewaterhouseCoopers LLP, from July 1978 to July 1984, where he was an Audit Manager, and KPMG from December 1994 to October 1996, where he was a Director in their financial services consulting practice. Mr. Butt holds a Bachelor’s Degree in Management Science from Duke University.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has not yet appointed the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. KPMG LLP (“KPMG”) served as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2021 and 2020. The Company knows of no direct financial or material indirect financial interest of KPMG in the Company. A representative of KPMG will be available by telephone or in person to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

1. Fees

Set forth in the table below are the fees invoiced for audit and other services provided by KPMG for the Company’s fiscal years ending December 31, 2021 and 2020.

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Fiscal Year	Audit Fees*	Audit-Related Fees**	Tax Fees***	All Other Fees****
2021	$1,134,350	$—	$129,790	$—
2020	$880,760	$10,000	$121,052	$—

*	Audit fees represent fees for professional services provided in connection with the audit of the Company’s consolidated financial statements and review of the Company’s quarterly consolidated financial statements and audit services provided in connection with the Company’s quarterly and annual statutory or regulatory filings.
**	Audit-related fees consisted of all fees associated with statutory and regulatory filings other than the Company’s quarterly and annual statutory and regulatory filings, such as fees to issue consents for the Company’s filing of prospectuses.
***	Tax fees consisted of tax compliance fees.
****	Other fees billed in the reporting periods for products and services provided by KPMG, including consents for the Company’s audited financial statements to be included in various SEC filings.

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company. All of the audit and non-audit services described above for which KPMG billed the Company for the fiscal years ended December 31, 2021 and 2020 were pre-approved by the Audit Committee. The Audit Committee has delegated to the chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a maximum for any one service of $25,000 provided that the chair shall report any decisions to pre-approve services and fees to the full Audit Committee at its next regular meeting.

2. Audit Committee Report(1)

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and KPMG the Company’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2021. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee received and reviewed the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting KPMG from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements of the Company as of and for the years ended December 31, 2021, 2020 and 2019 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

The Audit Committee
Kathleen Cuocolo, Chair
Robert Herriott
David Kastin
Cynthia Curtis

May 11, 2022

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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OWNERSHIP OF SECURITIES

The following table sets forth, as of April 1, 2022, information with respect to the beneficial ownership of the Shares by:

•	each person known by the Company to beneficially own more than 5% of any class of outstanding Shares;

•	each of the Company’s directors, director nominees and named executive officers; and

•	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of the Company’s current public offering. Unless otherwise indicated, all Shares are owned directly and the indicated person has sole voting and investment power.

Name and Address(1)	Number of Shares Beneficially Owned	Percentage of all Shares
Greenbacker Group LLC	—	—
Greenbacker Capital Management LLC(2)	26,377	0.01%
David Sher	11,848	0.02%
Charles Wheeler	27,738	0.02%
Richard C. Butt	30,822	0.02%
Robert Brennan	12,195	0.01%
Kathleen Cuocolo	34,697	0.02%
Robert Herriott	12,678	0.01%
David Kastin	11,970	0.01%
Cynthia Curtis	6,745	0.00%
All officers and directors as a group (8 persons)	148,693	0.08%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Greenbacker Capital Management LLC, 30 Danforth Street, Suite 206, Portland, ME 04101.
(2)	Greenbacker Capital Management LLC a wholly owned subsidiary of Greenbacker Group LLC. The board of managers of Greenbacker Group LLC has investment power over the Class A and Class P-D shares held by Greenbacker Capital Management LLC, including the power to dispose, or to direct the disposition, of such shares. Charles Wheeler and David Sher are two of the five members of the board of directors of Greenbacker Group LLC.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s members are being asked to consider the following seven individuals, all of whom are currently serving on the Company’s Board of Directors, to serve as directors until the next Annual Meeting of Members or until their successors have been elected and qualified, subject to their earlier death, resignation, retirement, disqualification or removal from office:

Name	Position with Greenbacker Renewable Energy Company LLC
Robert Brennan	Director
David Sher	Director
Charles Wheeler	Chief Executive Officer, President and Director
Kathleen Cuocolo	Independent Director
Cynthia Curtis	Independent Director
Robert Herriott	Independent Director
David M. Kastin	Independent Director

The relevant experiences, qualifications, attributes and skills of each nominee that led our Board of Directors to recommend him or her as a nominee for director are described in the section entitled “Corporate Governance Matters” above.

All of the nominees have indicated their willingness to serve, if elected. However, if any nominee should be unable or unwilling to serve, the Board of Directors may designate a substitute nominee, in which case the persons designated as proxies will cast votes for the election of such substitute nominee. Alternatively, the Board of Directors may allow the vacancy to remain open until a suitable candidate is located and nominated or may adopt a resolution to decrease the authorized number of directorships.

The Company did not receive any member nominations for director. Proxies cannot be voted for more than the number of nominees named in this Proxy Statement.

Required Vote

Director nominees are elected by a plurality of the votes cast at the Annual Meeting, meaning that the seven director nominees receiving the highest number of affirmative votes will be elected.

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes.

Brokers who hold Shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. If the organization that holds your Shares does not receive instructions from you on how to vote your Shares on the other matters being considered at the Annual Meeting, the organization that holds your Shares will inform the Company that it does not have the authority to vote on this matter with respect to your Shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results. We encourage you to provide voting instructions to the organization that holds your Shares by carefully following the instructions provided in the Notice.

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SUBMISSION OF MEMBER PROPOSALS

The Company’s operating agreement requires the Company to hold an annual meeting of members for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Company’s Board of Directors. In addition, the Company will hold special meetings as required or deemed desirable or upon the request of the holders of at least 10% of the Company’s outstanding Shares entitled to vote. Members may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of members by submitting their proposals in writing to the Company’s Secretary in a timely manner. For a member proposal to be considered for inclusion in the Company’s proxy statement for the 2023 annual meeting of members, the Company’s Secretary must receive the written proposal at the Company’s principal executive offices no earlier than November 13, 2022 and no later than 5:00 P.M., Eastern Time, on December 13, 2022; provided, however, that in the event that the Company holds its 2023 annual meeting of members more than 30 days before or after the one-year anniversary date of the 2022 Annual Meeting, the Company will disclose the new deadline by which members proposals must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform members. In addition, member proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of member proposals in company-sponsored proxy materials. Proposals should be addressed to:

Greenbacker Renewable Energy Company LLC
230 Park Avenue, Suite 1560
New York, NY 10169

Member proposals to be presented at the 2023 annual meeting of members, other than member proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2023 annual meeting of members, must be received in writing at the Company’s corporate offices no later than April 1, 2023 (45 days before the one-year anniversary of the date this proxy statement is mailed to you).

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DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more members sharing the same address by delivering a single proxy statement addressed to those members. This process, which is commonly referred to as “householding,” potentially provides extra convenience for members and cost savings for companies.

The Company and some brokers may be householding the Company’s proxy materials by delivering a single proxy statement and annual report to multiple members sharing an address unless contrary instructions have been received from the affected members. Once you have received notice from your broker or the Company that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you are a member of record. You can notify the Company by sending a written request by mail to Greenbacker Renewable Energy Company LLC, 230 Park Avenue, Suite 1560, New York, NY 10169 or by contacting the Company at (646) 720-9463. In addition, the Company will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a member at a shared address to which a single copy of the documents was delivered.

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OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

GREENBACKER RENEWABLE ENERGY COMPANY LLC
230 Park Avenue, Suite 1560
New York, NY 10169

NOTICE OF ANNUAL MEETING OF MEMBERS
TO BE HELD ON MAY 31, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greenbacker Renewable Energy Company LLC, a Delaware limited liability company (the “Company”), for use at the Annual Meeting of Members of the Company to be held virtually at 9:00 A.M., Eastern Time, on Tuesday, May 31, 2022. The meeting can be accessed by visiting www.proxypushcom/greenbacker where you will be able to listen to the meeting live and vote online. This Proxy Statement and the accompanying materials are being mailed to member of record described below on or about May 16, 2022 and are available at www.greenbackercapital.com/greenbacker-renewable-energy-company.

The undersigned hereby appoints Richard C. Butt as proxy of the undersigned with full power of substitution to attend the Annual Meeting and vote as designated on the reverse side all of the shares of limited liability company interests (“Shares”) held of record by the undersigned. All properly executed proxies representing Shares received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon.

Proposal No. 1: IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL TO ELECT THE DIRECTORS. 1.

If any other business is presented at the meeting, this proxy will be voted by the proxy in his best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the meeting. Any member who has given a proxy has the right to revoke it at any time prior to its exercise. Members who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares during the meeting, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Dated _____________

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

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Please refer to the Proxy Statement discussion of these matters.

Proposal No. 1:

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSAL NO. 1.

As to any other matter, said proxy shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To elect seven directors for the ensuing year or until their successors are elected and qualify.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
		☐	☐	☐
Nominees:
	(01) David Sher	* To withhold authority to vote for any nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) below: _____________________________ ______________________________
(02) Charles Wheeler
(03) Kathleen Cuocolo
(04) Robert Herriott
(05) David M. Kastin
(06) Robert Brennan
(07) Cynthia Curtis

PLEASE SIGN ON REVERSE SIDE

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